TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class, Premium Class, Class A and Select Class
TDAM U.S. Government Portfolio — Investor Class and Class A
TDAM Municipal Portfolio — Investor Class and Class A
TDAM California Municipal Money Market Portfolio — Investor Class and Class A
TDAM New York Municipal Money Market Portfolio — Investor Class and Class A

Supplement dated August 1, 2007 to the Prospectus dated February 28, 2007 as supplemented and amended to date (“Prospectus”)

The section of the Prospectus entitled “Portfolio Management” is amended as follows:

The subsection entitled “Administrator” is amended as follows:

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

The subsection entitled “Distributor” is amended as follows:

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

Shareholders should retain this supplement for future reference.

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio — Investor Class, Premium Class, Class A and Select Class
TDAM U.S. Government Portfolio — Investor Class and Class A
TDAM Municipal Portfolio — Investor Class and Class A
TDAM California Municipal Money Market Portfolio — Investor Class and Class A
TDAM New York Municipal Money Market Portfolio — Investor Class and Class A

Supplement dated August 1, 2007
to the Statements of Additional Information
dated February 20, 2007 and February 28, 2007, as supplemented and amended to date (each, an “SAI”)

The Section of the SAI entitled “Management of the Company” is amended as follows:

The first paragraph of the subsection entitled “Compensation of Directors” is deleted and replaced with the following paragraph:

Officers and Directors who are interested persons of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. Effective as of July 25, 2007, each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Previously, each Independent Director serving on the Board of the Company received: (i) a base annual retainer of $24,000, payable quarterly, (ii) a meeting fee of $3,500 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, and (iv) for committee meetings taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

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The Section of the SAI entitled “Investment Management, Distribution and Other Services” is amended as follows:

The first paragraph of the subsection entitled “Distribution” is deleted and replaced with the following paragraph:

The distributor of the Company is SIDCO, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a Distribution Agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-I Plan does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The second paragraph of the subsection entitled “Transfer Agent and Custodian” is deleted and replaced with the following paragraph:

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Shareholders should retain this supplement for future reference.